EXHIBIT 10.1

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Amendment to Subscriber Unit License Agreement

and DMSS Software Agreements (the “Amendment”)

QUALCOMM Incorporated (“QUALCOMM”), a Delaware corporation, and Axesstel, Inc. (“Axesstel” or “LICENSEE”), a California corporation, hereby agree to amend the following agreements between the Parties (i) that certain Subscriber Unit License Agreement dated November 14, 2000, as amended (collectively, the “License Agreement”); (ii) that certain DMSS5100 Software Agreement dated December 5, 2002, as amended (the “DMSS5100 Agreement”); and (ii) that certain DMSS5010 Software Agreement dated November 26, 2003 (the “DMSS5010 Agreement”) as follows:

1. Headings And Definitions.

Unless otherwise specified herein, capitalized terms used herein shall have the meanings specified in the License Agreement. Effective as of November 14, 2000, the following additional or modified terms shall have the meanings specified below:

“CDMA Modem Card” means a complete CDMA modem card or module which (i) incorporates all or any part of QUALCOMM’s Intellectual Property, (ii) is capable of transmitting and receiving CDMA Wireless communications when attached to a Communications Device, and (iii) is for use with a “Communications Device,” meaning either a telephone, personal computer, personal digital assistant, facsimile machine, monitoring device, multi-media terminal, data entry terminal, or point of sale terminal. The CDMA Modem Card must contain at a minimum a printed circuit board, multiple individually packaged integrated circuit devices, and all of the circuitry necessary for the Communications Device to perform all of the CDMA reverse link modulation and CDMA forward link demodulation, baseband processing, RF filtering, upconversion, downconversion, and protocol stack messaging; provided that a CDMA Modem Card shall not be capable of initiating and receiving Wireless communications without being attached to the Communications Device. A CDMA Modem Card for use with a Communications Device includes a complete modem card or module and all attachments necessary to enable the Communications Device to transmit and receive Wireless communications when such CDMA Modem Card is attached to such Communications Device. For purposes of clarification, a Communications Device Sold with a CDMA Modem Card embedded within such Communications Device and that is capable of transmitting and receiving Wireless communications without any additional equipment or components being attached thereto is a Complete CDMA Telephone, not a CDMA Modem Card.

“Complete CDMA Telephone” means a complete CDMA telephone, including but not limited to fixed, mobile, transportable and portable telephones, which incorporates all or any part of QUALCOMM’s Intellectual Property and can be used, without any additional equipment or components being attached thereto, to initiate and/or receive Wireless telecommunications transmissions in accordance with the CAI.

The definition of “Components” is hereby deleted and replaced with the following:

“Components” means application specific integrated circuits (ASICs), electronic devices, integrated circuits, including firmware thereon and accompanying or associated software, and/or families of devices for use in wireless telecommunications equipment.

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“Licensed Customer” means a person or entity that is licensed by QUALCOMM under any or all of QUALCOMM’s Intellectual Property to make and sell Subscriber Units that comply with or implement one or more of the air interface standards included in the CAI (each such license agreement between QUALCOMM and a Licensed Customer shall hereinafter be referred to as an “LC License Agreement”).

The definition of “Subscriber Unit” in the License Agreement is hereby deleted and replaced with the following:

“Subscriber Unit” means a Complete CDMA Telephone or a CDMA Modem Card, and “Subscriber Units” means Complete CDMA Telephones and/or CDMA Modem Cards.

“Unlicensed Customer” means a person or entity that is not a Licensed Customer.

2. Wireless Applications. Effective as of November 14, 2000, the definitions of “Wireless Local Loop” and “Wireless Local Loop Applications” in the License Agreement shall be deemed deleted and all references to such terms shall be replaced with the term “Wireless” or “Wireless Applications,” as the case may be.

3. Up-Front License Fees. In partial consideration of the rights granted to LICENSEE in this Amendment, LICENSEE shall pay to QUALCOMM a non-refundable up-front license fee in the amount of Two Million Five Hundred Thousand U.S. Dollars (US$2,500,000) (the “Amendment Fee”) in accordance with the following: (1) LICENSEE shall pay [***] US Dollars (US$[***]) of the Amendment Fee no later than [***] (the “First Payment Date”); and (2) LICENSEE shall pay [***] no later than [***] after the First Payment Date.

Notwithstanding the foregoing, in the event that LICENSEE begins to Market its Subscriber Units as mobile (as opposed to fixed, limited-mobility, wireless local loop or terms of similar meaning) Subscriber Units, LICENSEE shall pay, at QUALCOMM’s sole option, the unpaid balance of the Amendment Fee to QUALCOMM in accordance with one of the following payment schedules: (i) in accordance with the payment schedule set forth in the previous paragraph, or (ii) in [***] installments due no later than [***] (beginning with the calendar quarter in which LICENSEE first Markets its Subscriber Units as mobile Subscriber Units) until the Amendment Fee is paid in full. The foregoing up-front license fees shall be in addition to all other up-front license fees previously paid by LICENSEE under the License Agreement. For purposes of this Section 3, “Market” shall mean for LICENSEE to advertise or otherwise identify on its website, written marketing materials or product literature.

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4. QUALCOMM License. Effective as of November 14, 2000, Section 5.1 of the License Agreement is hereby deleted and replaced with the following new Section 5.1. The following new Sections 5.1.2 and 5.1.3 are also hereby added to the License Agreement:

5.1 Grant of License From QUALCOMM. Subject to the terms and conditions of the License Agreement and this Amendment, including but not limited to timely payment of the license fees and royalties set forth herein, QUALCOMM hereby grants to LICENSEE a personal, nontransferable (except as may otherwise be provided under Section 15 of the License Agreement), worldwide and nonexclusive license under QUALCOMM’s Intellectual Property solely for Wireless Applications to (a) make (and have made), import, use, sell, lease and otherwise dispose of Subscriber Units, and (b) to make (and have made) Components (provided such Components have been designed exclusively by LICENSEE and which design is owned and used exclusively by LICENSEE) and import, use and sell, lease and otherwise dispose of such Components but only if such Components are included as part of and within complete Subscriber Units Sold by LICENSEE in accordance with this Section 5.1.2 (or as replacement parts for such Subscriber Units previously sold by LICENSEE). No other, further or different license is hereby granted or implied. Notwithstanding anything in the foregoing, LICENSEE’s Sale of CDMA Modem Cards shall not convey to LICENSEE’s customers any right or license (express or implied) to any of QUALCOMM’s Intellectual Property that is not incorporated or implemented entirely within LICENSEE’s CDMA Modem Cards, including with respect to any claim in any QUALCOMM patent covering the use of LICENSEE’s CDMA Modem Cards in combination with any other product or apparatus.

5.1.2 Sales to Licensed Customers. Notwithstanding anything to the contrary in this Amendment or the License Agreement, the license granted by QUALCOMM to LICENSEE to sell, lease or otherwise dispose of Subscriber Units shall be limited to the Sale of such Subscriber Units solely to Unlicensed Customers; provided that nothing herein shall be construed to prohibit LICENSEE from making for or Selling Subscriber Units to a Licensed Customer solely in accordance with the “have made” rights of such Licensed Customer as set forth in such Licensed Customer’s LC License Agreement and no royalty shall be payable by LICENSEE under the License Agreement for such Sales to a Licensed Customer. Notwithstanding anything in the foregoing, nothing herein is (a) intended to modify or amend the terms and conditions of any LC License Agreement, including but not limited to the scope of such Licensed Customer’s “have made” rights or the royalties payable thereunder or (b) imply that such Licensed Customer may deduct the price or cost of any CDMA Modem Cards acquired by such Licensed Customer from the price upon which such Licensed Customer is obligated to compute and pay royalties to QUALCOMM under its LC License Agreement. LICENSEE hereby represents and warrants that LICENSEE will not engage in any transaction(s) that facilitate the Sale, whether directly or indirectly, of any Subscriber Units to a Licensed Customer, except as expressly provided for in this Section 5.1.2.

5.1.3 Termination of License. The license granted by QUALCOMM to LICENSEE under Section 5.1 above to Sell Subscriber Units to Unlicensed Customers shall continue with respect to any Unlicensed Customer only so long as such Unlicensed Customer and its Affiliates (as such term would be applied if such Unlicensed Customer were a Party) do not assert (by way of

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litigation or a similar legal proceeding) any of their patents against QUALCOMM or its Affiliates for manufacturing, having manufactured, using, importing, Selling, leasing or otherwise disposing of Subscriber Units or Components or against QUALCOMM’s and its Affiliates’ foundries or suppliers for manufacturing Subscriber Units or Components for, or selling Subscriber Units or Components to, QUALCOMM or its Affiliates; provided, however, in the event of any such assertion by an Unlicensed Customer or its Affiliate, QUALCOMM shall provide written notice to such Unlicensed Customer and to LICENSEE (the “Notice”) of its intent to terminate the license with respect to such Unlicensed Customer and shall not terminate such license with respect to such Unlicensed Customer in the event such Unlicensed Customer or its Affiliate withdraws its assertion in writing to QUALCOMM within sixty (60) days of such Notice. In the event such Unlicensed Customer or its Affiliate does not withdraw such assertion within such sixty (60) days, then the license to Sell Subscriber Units to such Unlicensed Customer shall terminate as of the date of the Notice and, to the extent such Unlicensed Customer’s or its Affiliate’s assertion seeks damages for infringement allegedly occurring prior to the date of the Notice, retroactively to the date of the first allegedly infringing act.

5. Royalties. Effective as of November 14, 2000, Section 5.2 of the License Agreement is hereby deleted and replaced with the following new Sections 5.2 and 5.2.1.

5.2 Royalties. In partial consideration for such license from QUALCOMM, LICENSEE shall pay to QUALCOMM, within [***] days after the end of each calendar quarter, an amount equal to the percentage set forth below of the Net Selling Price of each Subscriber Unit that is Sold during such calendar quarter by LICENSEE. The percentage of the Net Selling Price payable to QUALCOMM for each Subscriber Unit Sold shall be determined each calendar quarter using the following schedule:

[***]	% If not more than [***] Subscriber Units are Sold in the applicable calendar quarter.

[***]	% If less than [***] but more than [***] Subscriber Units are Sold in the applicable calendar quarter.

[***]	% If less than [***] but more than [***] Subscriber Units are Sold in the applicable calendar quarter.

[***]	% If more than [***] Subscriber Units are Sold in the applicable calendar quarter.

Royalties shall be payable on Subscriber Units Sold by LICENSEE regardless of whether the use or incorporation of QUALCOMM’s Intellectual Property arises from the use of one or more Components from whomsoever purchased by LICENSEE.

QUALCOMM will credit to LICENSEE the amount of any overpayment of royalties made hereunder in error provided that such overpayment is identified

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and fully explained in a written notice from LICENSEE to QUALCOMM delivered no later than six (6) months after the due date of the payment which included such alleged overpayment, provided further that QUALCOMM is able to verify to its own satisfaction the existence and extent of such overpayment. The foregoing procedure shall constitute the sole basis for LICENSEE to claim overpayments under this Agreement and shall not be affected by any statement appearing on any check, royalty report, cover letter, or other document, except to the extent agreed upon by QUALCOMM in a writing signed by an authorized representative of QUALCOMM.

5.2.1. Minimum Royalty on CDMA Modem Cards. Notwithstanding the applicable royalty for the Sale of any Subscriber Units that are CDMA Modem Cards applying the royalty rate under Section 5.2 above, in no event shall the actual royalty payable for each CDMA Modem Card Sold by LICENSEE or its sublicensed Affiliates to an Unlicensed Customer be an amount that is less than (i) if LICENSEE has Sold at least [***] Complete CDMA Telephones in either the same calendar quarter or in any one of the [***] calendar quarters, the applicable royalty rate for such CDMA Modem Cards as determined by Section 5.2 above multiplied by the average Net Selling Price of all Complete CDMA Telephones Sold by LICENSEE and/or its sublicensed Affiliates in the latest calendar quarter in which LICENSEE and/or its sublicensed Affiliates have Sold at least [***] Complete CDMA Telephones in such calendar quarter, or (ii) if LICENSEE and/or its sublicensed Affiliates have not Sold at least [***] Complete CDMA Telephones in the same calendar quarter or in [***] calendar quarters, the “Minimum Royalty” described in the following table:

Year of Sale	Minimum Royalty
2005	$[***]
2006	$[***]
2007 and thereafter	$[***]

6. [***] Effective as of the Amendment Effective Date, the following new Section 5.4 is hereby added to the License Agreement.

5.4 [***]

7. LICENSEE Representation. Effective as of October 2, 2002, Section 2 of that certain Representation Amendment to Subscriber Unit License Agreement dated October 2, 2002 between the Parties (which added a new Section 5.11 to the License Agreement) is hereby deleted.

8. Software Agreements. Effective as of December 5, 2002 for the DMSS5100 Agreement and November 26, 2003 for the DMSS5010 Agreement, all references to the term “CDMA Modem Card” in the DMSS5100 Agreement and DMSS5010 Agreement shall be deemed deleted and replaced with the term Subscriber Unit (as defined in this Amendment).

9. Exhibit D. Exhibit D to the License Agreement is hereby deleted and replaced with the new Exhibit D attached hereto.

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10. No Other Amendment or Modification. Except as expressly set forth in this Amendment, the License Agreement, DMSS5100 Agreement and DMSS5010 Agreement remain in full force and effect without modification. The terms and conditions of this Amendment, the License Agreement, DMSS5100 Agreement and DMSS5010 Agreement shall not be modified or amended except by a writing signed by authorized representatives of both Parties.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of February 8, 2005 (the “Amendment Effective Date”).

QUALCOMM Incorporated		Axesstel, Inc.

By:	/s/ Marvin Blecker	By:	/s/ Lixin Cheng
Printed Name:	Marvin Blecker	Printed Name:	Lixin Cheng
Title:	Sr. VP & GM, Tech Licensing	Title:	President, Axesstel Wireless
Date:	February 8, 2005	Date:	February 8, 2005

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EXHIBIT D — CERTIFICATE

The undersigned official of Axesstel, Inc. (“LICENSEE”) is providing information to QUALCOMM pursuant to that certain Subscriber Unit License Agreement entered into between LICENSEE and QUALCOMM (the “Agreement”). All capital terms used in this Certificate have the definitions ascribed to them in the Agreement. This Certificate reflects the Royalties payable by LICENSEE for the calendar quarter ended:                     , 20    .

(Note: List Quarterly Sales to Purchaser aggregated only by model of Subscriber Unit)

GENERAL INFORMATION REGARDING “SALE”							DETERMINATION OF SELLING PRICE	DEDUCTIBLE		CALCULATION OF ROYALTIES
Complete these columns only for sales to Unlicensed Customers
Country of Sale by LICENSEE and Affiliates (e.g., if sold for use in the United States, state “sold for use in U.S.”)	Purchaser, or if Sold to Related Buyer, name of Related Buyer.	Type of Customer (i.e., either Licensed or Unlicensed)	Type of Subscriber Unit Sold (i.e., Complete CDMA Telephone or CDMA Modem Card, and product model)	Identify the Subscriber Unit as either Voice Only, Data Only, or Voice + Data	Common Air Interface used by Subscriber Unit (e.g., IS-95, cdma2000, IS-856)	Number of Subscriber Units Sold	Selling Price paid by Purchaser or charged by final vendee Related Buyer or, if Subscriber Unit is used by LICENSEE, Selling Price that would be realized in a sale to a Purchaser	Type of Deductible Item	Amount of Deduction	Applicable Net Selling Price	Applicable Royalty Percentage	Minimum Royalty (CDMA Modem Cards only)	Amount of Royalty
Example Data for Certificate Completion

Example Data for Certificate Completion

TOTAL ROYALTIES

    DUE AND PAYABLE $

The undersigned hereby certifies that the foregoing represents an accurate and complete record of all royalties due and payable by LICENSEE for the calendar quarter specified above.

Signature:

Title:	Date:	__________